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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

724 Solutions Inc.
(Exact name of registrant as specified in charter)

Ontario, Canada
(State or Other Jurisdiction of Incorporation)

000-31146
(Commission File Number)

Inapplicable
(IRS Employer Identification No.)

1221 State Street, Suite 200
Santa Barbara, CA 93101
(Address of principal executive offices)

(805) 884-8308
(Registrant's telephone no., including area code)

        Item 7.    Financial Statements and Exhibits.

99.1	Press Release, dated May 14, 2004.
99.2
Secured Convertible Note Purchase Agreement, dated May 14, 2004, among the Registrant, 724 Solutions Software Inc., Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P.
99.3
Security Agreement, dated May 14, 2004, among the Registrant, 724 Solutions Software, Inc., 724 Solutions (US), Inc., 724 Solutions International, Inc., Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P.
99.4	Registration Rights Agreement, dated May 14, 2004, among the Registrant, Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P.
99.5	Guaranty, dated May 14, 2004, among 724 Solutions (US), Inc., 724 Solutions International, Inc., Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P.
99.6	Form of Secured Convertible Promissory Note.

        Item 9.    Regulation FD Disclosure

On May 14, 2004, the Registrant entered into a series of agreements, including a Secured Convertible Note Purchase Agreement, dated May 14, 2004, among the Registrant, its wholly-owned subsidiary, 724 Solutions Software Inc., and Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P. in connection with the private placement of up to $8 million of Secured Convertible Promissory Notes (the "Notes) for cash. As a result of these agreements, the Registrant completed, or agreed to complete, subject to obtaining shareholder approval, the following transactions:

  •
  The Registrant issued for cash US$3.04 million aggregate principal amount of Notes, convertible into common shares; and

  •
  The Registrant agreed to issue for cash an additional US$4.96 million aggregate principal amount of Notes, convertible into common shares, upon obtaining shareholder approval.

        A copy of the Registrant's press release, dated May 14, 2004, announcing these transactions is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibits are provided under Item 9 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

724 SOLUTIONS INC.
Date: May 17, 2004
	By:	/s/ ERIC LOWY Name: Eric Lowy Title: General Counsel and Corporate Secretary

Exhibit Index

99.1	Press Release, dated May 14, 2004.
99.2
Secured Convertible Note Purchase Agreement, dated May 14, 2004, among the Registrant, 724 Solutions Software Inc., Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P.
99.3
Security Agreement, dated May 14, 2004, among the Registrant, 724 Solutions Software, Inc., 724 Solutions (US), Inc., 724 Solutions International, Inc., Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P.
99.4	Registration Rights Agreement, dated May 14, 2004, among the Registrant, Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P.
99.5	Guaranty, dated May 14, 2004, among 724 Solutions (US), Inc., 724 Solutions International, Inc., Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P.
99.6	Form of Secured Convertible Promissory Note.

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SIGNATURES
Exhibit Index